UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2017

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c)) under the
Exchange Act (17 CFR 240.13e-4( c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 24, 2017, the Board of Directors of CPS Technologies Corp. (the “Company”) approved an amendment to the Company’s By-Laws (the “Amendment”) to (i) establish a majority vote standard in uncontested director elections and a director resignation policy to address the status of an unelected director and (ii) provide for a plurality vote standard for contested director elections when the number of director nominees exceeds the number of board seats.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
3.1	Amendment to the By-Laws of CPS Technologies Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corp. (Registrant)
Date: March 27, 2017	/s/ Ralph M. Norwood Ralph M. Norwood Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Amendment to the By-Laws of CPS Technologies Corp.